UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549


FORM 8-K


CURRENT REPORT


Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported):
December 2, 1996


                   TRANSMONTAIGNE OIL COMPANY
(Exact name of registrant as specified in its charter)



           Delaware               1-11763      06-1052062
(State or other jurisdiction of  (Commission  (I.R.S. Employer
incorporation or organization)     File No.)  Identification No.)


370 17th Street, Suite 2750, Denver, CO      80202
(Address of principal executive offices)   (Zip Code)


Registrant's telephone number, including area code:  (303) 626-8200

Item 5.  Other Events.

On December 2, 1996, the symbol under which the common stock of TransMontaigne Oil Company is listed on the American Stock Exchange was changed from "SHE" to "TMG".

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


TRANSMONTAIGNE OIL COMPANY



By:___________________________
     /s/ Harold R. Logan, Jr.
     Executive Vice President/Finance



Date:  December 10, 1996